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                                                                      EXHIBIT 21



                          Sunrise Assisted Living, Inc.
                              List of Subsidiaries


                                                                             Direct or Indirect                 Jurisdiction
Subsidiaries                                                                     Ownership                    of Incorporation
----------------------                                                 -------------------------------   --------------------------
Sunrise Assisted Living Management, Inc.                                             100%                      Virginia
Sunrise Development, Inc.                                                            100%                      Virginia
Sunrise Assisted Living Investments, Inc.                                            100%                      Virginia
Sunrise Assisted Living Limited Partnership                                          100%                      Virginia
Martha Child, Inc.                                                                   100%                      Virginia
Sunrise Partners, L. P.                                                              100%                      Virginia
Sunrise at Gardner Park Limited Partnership                                          50%                       Massachusetts
Sunrise of Raleigh, LLC                                                              100%                      North Carolina
Sunrise Village House, LLC                                                           100%                      Maryland
Sunrise Assisted Living Limited Partnership II                                       100%                      Virginia
Sunrise Assisted Living Limited Partnership III                                      100%                      Pennsylvania
Sunrise Assisted Living Limited Partnership VII                                      100%                      Maryland
Sunrise Assisted Living Limited Partnership VIII                                     100%                      California
Independence Home Care Agency, Inc.                                                  100%                      Washington
Sunrise Homes of Towson, LLC                                                         100%                      Maryland
Sunrise East Assisted Living  Limited Partnership                                    100%                      Virginia
Sunrise of Alexandria Assisted Living, L.P.                                          100%                      Virginia
Sunrise of Rockville Assisted Living Limited Partnership                             100%                      Maryland
Sunrise Huntcliff Assisted Living Limited Partnership                                100%                      Georgia
Sunrise Augusta Assisted Living Limited Partnership                                  100%                      Georgia
Sunrise Columbus Assisted Living Limited Partnership                                 100%                      Georgia
Sunrise Greenville Assisted Living Limited Partnership                               100%                      South Carolina
Sunrise Northshore Assisted Living Limited Partnership                               100%                      Florida
NAH/ Sunrise Severna Park, LLC                                                       50%                       Maryland
Sunrise Wayland Assisted Living Limited Partnership                                  100%                      Massachusetts
Sunrise Norwood Assisted Living Limited Partnership                                  100%                      Massachusetts
Sunrise Napa Assisted Living Limited Partnership                                     100%                      California
Sunrise Walnut Creek Assisted Living Limited Partnership                             100%                      California
Sunrise West Assisted Living Limited Partnership                                     100%                      California
Sunrise Sterling Canyon Assisted Living Limited Partnership                          100%                      California
Sunrise Decatur Assisted Living Limited Partnership                                  100%                      Georgia
Sunrise Ivey Ridge Assisted Living Limited Partnership                               100%                      Georgia
Sunrise East Cobb Assisted Living Limited Partnership                                100%                      Georgia
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
Sunrise Glen Cove Assisted Living Limited Partnership                                100%                      New York
Sunrise Pinehurst Assisted Living Limited Partnership                                100%                      Colorado
Sunrise Holly Assisted Living Limited Partnership                                    100%                      Colorado
Sunrise Cohasset Assisted Living Limited Partnership                                 100%                      Pennsylvania
Sunrise Oakland Assisted Living Limited Partnership                                  100%                      California
Sunrise Scotch Plains Assisted Living, L.P.                                          100%                      New Jersey
Sunrise Bellevue Assisted Living Limited Partnership                                 100%                      Washington
Sunrise Chanate Assisted Living, L.P.                                                100%                      California
Sunrise Dunwoody Assisted Living, L.P.                                               100%                      Georgia
Sunrise Fairfield Assisted Living, L.P.                                              100%                      New Jersey
Sunrise Weston Assisted Living, L.P.                                                 100%                      Massachusetts
AL Investments, L.L.C.                                                                9%                       Virginia
Sunrise Paramus Assisted Living Limited Partnership                                  100%                      New Jersey
Sunrise Arlington Heights Assisted Living Limited Partnership                        100%                      Illinois
Sunrise SEAL, L.L.C.                                                                 100%                      Virginia
Sunrise Riverside Assisted Living,  L.P.                                             100%                      California
Sunrise TFE Acquisitions,  L.L.C.                                                    100%                      Virginia
Sunrise Midwest Mortgage, L.L.C.                                                     100%                      Virginia
Sunrise Midwest Leasing, L.L.C.                                                      100%                      Virginia
ADG on Sheepshead Bay, LLC                                                           70%                       New York
Sunrise Hermosa Beach Assisted Living, L.L.C.                                        100%                      California
Sunrise Buffalo Grove Assisted Living, L.L.C.                                        100%                      Illinois
AL II Investments, L.L.C.                                                             9%                       Virginia
Sunrise Assisted Living Limited                                                      100%                      United Kingdom
Sunrise Assisted Living Holdings (Jersey) Limited                                    14.5%                     States of Jersey,
                                                                                                               Channel Islands
Sunrise at Frognal House Limited                                                     14.5%                     States of Jersey,
                                                                                                               Channel Islands
AL III Investments, L.L.C.                                                            9%                       Virginia
AL IV Investments, L.L.C.                                                             9%                       Virginia
Atlantic-Sunrise                                                                     70%                       New York
Sunrise Mission Viejo Assisted Living, L.L.C.                                        100%                      Virginia
Sunrise Baton Rouge Assisted Living, L.L.C.                                          100%                      Louisiana
Sunrise Beverly Hills Assisted Living, L.L.C.                                        100%                      Virginia
Sunrise Connecticut Avenue Assisted Living, L.L.C                                    100%                      Washington, D.C.
Sunrise Edina Assisted Living, L.L.C.                                                100%                      Minnesota
Sunrise Fall Creek Assisted Living, L.L.C.                                           100%                      Indiana
Sunrise Farmington Hills Assisted Living, L.L.C.                                     100%                      Michigan
Sunrise Fort Wayne Assisted Living, L.L.C.                                           100%                      Indiana
Sunrise New Orleans Assisted Living, L.L.C.                                          100%                      Louisiana
Sunrise North Tustin Assisted Living, L.L.C.                                         100%                      Virginia
Sunrise Pacific Beach Assisted Living, L.L.C.                                        100%                      Virginia
Sunrise Parma Assisted Living, L.L.C.                                                100%                      Ohio
Sunrise Hamilton Assisted Living, L.L.C.                                             100%                      Ohio
Sunrise Shaker Heights Assisted Living, L.L.C.                                       100%                      Ohio
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
Sunrise Rancho Cucamonga Assisted Living, L.L.C.                                     100%                      Virginia
Sunrise Westminster Assisted Living, L.L.C.                                          100%                      Colorado
Sunrise Willow Lake Assisted Living, L.L.C.                                          100%                      Indiana
Sunrise Abington Assisted Living, L.L.C.                                             100%                      Pennsylvania
Sunrise Granite Run Assisted Living, L.L.C.                                          100%                      Pennsylvania
Sunrise Old Tappan Assisted Living, L.L.C.                                           100%                      New Jersey
Sunrise Haverford Assisted Living, L.L.C.                                            100%                      Pennsylvania
Sunrise West Field Assisted Living, L.L.C.                                           100%                      New Jersey
Sunrise Morris Plains Assisted Living, L.L.C.                                        100%                      New Jersey
Sunrise Springfield Assisted Living, L.L.C.                                          100%                      Virginia
Sunrise Wayne Assisted Living, L. L.C.                                               100%                      New Jersey
Sunrise Claremont Assisted Living, L.P.                                              100%                      California
Sunrise Chesterfield Assisted Living, L.L.C.                                         100%                      Missouri
AL V Assisted Living, L.L.C.                                                          9%                       Virginia
Sunrise Basking Ridge Assisted Living, L.L.C.                                        100%                      New Jersey
Sunrise Arlington, MA Assisted Living, L.L.C.                                        100%                      Massachusetts
Sunrise West Hartford Assisted Living, L.L.C.                                        100%                      Connecticut
Sunrise Holbrook Assisted Living, L.L.C.                                             100%                      New York
Sunrise Pacific Palisades Assisted Living, L.P.                                      100%                      California
Sunrise Paoli Assisted Living, L.P.                                                  100%                      Pennsylvania
Sunrise Lafayette Hills Assisted Living, L.P.                                        100%                      Pennsylvania
Sunrise Edgewater Assisted Living, L.L.C.                                            100%                      New Jersey
Sunrise Eastover Assisted Living, L.L.C.                                             100%                      North Carolina
Sunrise Poland Assisted Living, L.L.C.                                               100%                      Ohio
Sunrise Troy Assisted Living, L.L.C.                                                 100%                      Michigan
Sunrise Aurora Assisted Living, L.L.C.                                               100%                      Colorado
Sunrise Dix Hills Assisted Living, L.L.C.                                            100%                      New York
Dignity Home Care, Inc.                                                              100%                      New York
S.A.L. Operations (Canada), Inc.                                                    14.5%                      New Brunswick
Sunrise North Assisted Living Ltd.                                                   100%                      New Brunswick
Sunrise of Markham Ltd.                                                             14.5%                      States of Jersey,
                                                                                                               Channel Islands
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